Exhibit 99.1
Lucid Announces First Quarter 2023 Financial Results

NEWARK, Calif. — May 8, 2023 — Lucid Group, Inc. (NASDAQ: LCID), setting new standards for luxury electric experience with the Lucid Air, winner of the 2023 World Luxury Car Award, today announced financial results for its first quarter ended March 31, 2023.
Lucid reported first quarter revenue of $149.4 million, having produced 2,314 vehicles at its manufacturing facility in Arizona and delivered 1,406 vehicles during the same period. Lucid plans to manufacture more than 10,000 vehicles in 2023 and ended the quarter with approximately $4.1 billion total liquidity, which is expected to fund the Company at least into the second quarter of 2024.
“We are on track to produce over 10,000 vehicles in 2023, with company-wide initiatives ongoing that will enable Lucid to pivot to higher volumes as market conditions allow,” said Peter Rawlinson, Lucid’s CEO and CTO. “We continue to grow our brand awareness and I’m proud to say that the Lucid Air was recently awarded a number of prestigious industry accolades. We will unveil our Gravity SUV later this year ahead of its launch in 2024 and we cannot wait for everyone to experience it. The Lucid Air redefined the luxury sedan category and we believe the continuing advancements of our in-house technology position our Gravity SUV to do the same in the SUV category – game-changing range, driving experience, charging speed, voluminous interior space, and an unrivaled combination of luxury and performance.”
“Our Q1 revenue was approximately $149 million, which represented a year-over-year increase of 159%. We ended the quarter with just over $3.4 billion in cash, cash equivalents, and investments, with total liquidity of approximately $4.1 billion, which we believe is sufficient to fund the Company at least into Q2 of 2024,” said Sherry House, Lucid’s CFO. “Our mission and optimism are unchanged. We are committed to an environmentally sustainable future – designing, building, and delivering the best EVs on the market.”
Lucid will host a conference call for analysts and investors at 2:30 P.M. PT / 5:30 P.M. ET on May 8, 2023. The live webcast of the conference call will be available on the Investor Relations website at ir.lucidmotors.com. Following the completion of the call, a replay will be available on the same website. Lucid uses its ir.lucidmotors.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
About Lucid Group
Lucid’s mission is to inspire the adoption of sustainable energy by creating advanced technologies and the most captivating luxury electric vehicles centered around the human experience. The Lucid Air is a state-of-the-art luxury sedan with a California-inspired design. The Lucid Air Grand Touring features an official EPA estimated 516 miles of range or 1,050 horsepower. Assembled at Lucid’s factory in Casa Grande, Arizona, deliveries of the Lucid Air are currently underway to customers in the U.S., Canada, Europe, and the Middle East.
Investor Relations Contact

investor@lucidmotors.com

Media Contact

media@lucidmotors.com
Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.

Forward Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding financial and operating outlook and guidance, future capital expenditures and other operating expenses, ability to control costs, expectations and timing related to commercial product launches, including the Gravity SUV and the various Air models, production and delivery volumes, expectations regarding market opportunities and demand for Lucid’s products, the range and performance of Lucid’s vehicles, plans and expectations regarding the Gravity SUV, including performance, driving range, features, specifications, potential impact on markets, plans and expectations regarding Lucid’s software, estimate of the length of time Lucid’s existing cash, cash equivalents and investments will be sufficient to fund planned operations, plans and expectations regarding its future capital raises and funding strategy, expectations regarding the restructuring plan, including with respect to timing, costs, and expected benefits, the timing of vehicle deliveries, future manufacturing capabilities and facilities, studio and service center openings, ability to mitigate supply chain and logistics risks, plans regarding the Phase 2 expansion of Lucid’s AMP-1 factory, including timing, installed capacity and potential benefits, ability to vertically integrate production processes, future sales channels and strategies, future market launches and international expansion, including plans and expectations for the AMP-2 manufacturing facility in Saudi Arabia, Lucid’s ability to grow its brand awareness, the potential success of Lucid’s direct-to-consumer sales strategy and future vehicle programs, potential automotive partnerships, plans and expectations regarding Lucid’s participation in the UN Global Compact, and the promise of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions, including government closures of banks and liquidity concerns at other financial institutions, a potential global economic recession or other downturn and the ongoing conflict between Russia and Ukraine; risks related to changes in overall demand for Lucid’s products and services and cancellation of reservations and orders for Lucid’s vehicles; risks related to prices and availability of commodities, Lucid’s supply chain, logistics, inventory management and quality control, and Lucid’s ability to complete the tooling of its manufacturing facilities over time and scale production of the Lucid Air and other vehicles; risks related to the uncertainty of Lucid’s projected financial information; risks related to the timing of expected business milestones and commercial product launches; risks related to the expansion of Lucid’s manufacturing facility, the construction of new manufacturing facilities and the increase of Lucid’s production capacity; Lucid’s ability to manage expenses and control costs; risks related to future market adoption of Lucid’s offerings; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s future business; changes in regulatory requirements, governmental incentives and fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers; Lucid’s ability to effectively manage its growth and recruit and retain key employees, including its chief executive officer and executive team; risks related to potential vehicle recalls; Lucid’s ability to establish and expand its brand and capture additional market share, and the risks associated with negative press or reputational harm; Lucid’s ability to effectively utilize zero emission vehicle credits and obtain and utilize certain tax and other incentives; Lucid’s ability to issue equity or equity-linked securities in the future; Lucid’s ability to pay interest and principal on its indebtedness; future changes to vehicle specifications which may impact performance, pricing and other expectations; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; risks associated with the restructuring plan, including the risk that the charges and expenditures may be greater than anticipated, the risk that the restructuring plan may adversely affect Lucid’s internal programs and initiatives and its ability to recruit and retain skilled and motivated personnel, the risk that the restructuring plan may be distracting to employees and management, the risk that the restructuring plan may negatively impact Lucid’s business operations, reputation, or ability to serve customers, and the risk that the restructuring plan may not generate their intended benefits to the extent or as quickly as anticipated; and the impact of the global COVID-19 pandemic on Lucid’s supply chain, projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and those factors discussed under the heading “Risk Factors” in Part II, Item 1A of Lucid’s Quarterly

Report on Form 10-Q for the quarter ended March 31, 2023, as well as other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Non-GAAP Financial Measures and Key Business Metrics
Condensed consolidated financial information has been presented in accordance with US GAAP (“GAAP”) as well as on a non-GAAP basis to supplement our condensed consolidated financial results. Lucid’s non-GAAP financial measures include Adjusted EBITDA and Free Cash Flow which are discussed below.
Adjusted EBITDA is defined as net loss before (1) interest expense, (2) interest income, (3) provision for income taxes, (4) depreciation and amortization, (5) change in fair value of common stock warrant liability, (6) stock-based compensation and (7) restructuring charges. Adjusted EBITDA is a performance measure that Lucid believes provides useful information to Lucid’s management and investors about Lucid’s profitability. Free Cash Flow is defined as net cash used in operating activities less capital expenditures. Free Cash Flow is a performance measure that Lucid believes provides useful information to Lucid’s management and investors about the amount of cash generated by the business after necessary capital expenditures.
These non-GAAP financial measures facilitate management’s internal comparisons to Lucid’s historical performance. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting, and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to Lucid’s investors regarding measures of our financial condition and results of operations that Lucid uses to run the business and therefore allows investors to better understand Lucid’s performance. However, these non-GAAP financial and key performance measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP.
Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding Lucid’s operating performance. In addition, other companies, including companies in Lucid’s industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Lucid’s non-GAAP financial measures and key performance measures as tools for comparison. A reconciliation between GAAP and non-GAAP financial information is presented below.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
Unaudited
(in thousands, except share and per share data)

	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$900,038	$1,735,765
Short-term investments	2,078,377	2,177,231
Accounts receivable, net	2,583	19,542
Inventory	1,017,570	834,401
Prepaid expenses	62,367	63,548
Other current assets	58,897	81,541
Total current assets	4,119,832	4,912,028
Property, plant and equipment, net	2,322,884	2,166,776
Right-of-use assets	213,193	215,160
Long-term investments	441,727	529,974
Other noncurrent assets	163,295	55,300
TOTAL ASSETS	$7,260,931	$7,879,238

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$145,746	$229,084
Accrued compensation	84,867	63,322
Finance lease liabilities, current portion	10,239	10,586
Other current liabilities	774,108	634,567
Total current liabilities	1,014,960	937,559
Finance lease liabilities, net of current portion	78,845	81,336
Common stock warrant liability	181,392	140,590
Long-term debt	1,993,113	1,991,840
Other long-term liabilities	360,770	378,212
Total liabilities	3,629,080	3,529,537

STOCKHOLDERS’ EQUITY
Common stock, par value $0.0001; 15,000,000,000 shares authorized as of March 31, 2023 and December 31, 2022; 1,834,242,999 and 1,830,172,561 shares issued and 1,833,385,174 and 1,829,314,736 shares outstanding as of March 31, 2023 and December 31, 2022, respectively	183	183
Additional paid-in capital	11,809,781	11,752,138
Treasury stock, at cost, 857,825 shares at March 31, 2023 and December 31, 2022	(20,716)	(20,716)
Accumulated other comprehensive loss	(7,537)	(11,572)
Accumulated deficit	(8,149,860)	(7,370,332)
Total stockholders’ equity	3,631,851	4,349,701
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$7,260,931	$7,879,238

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
Unaudited
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2023	2022
Revenue	$149,432	$57,675

Costs and expenses
Cost of revenue	500,524	245,970
Research and development	229,803	186,076
Selling, general and administrative	168,770	223,159
Restructuring charges	22,496	—
Total cost and expenses	921,593	655,205

Loss from operations	(772,161)	(597,530)

Other income (expense), net
Change in fair value of common stock warrant liability	(40,802)	523,330
Interest income	40,005	—
Interest expense	(7,108)	(7,719)
Other income, net	667	956
Total other income (expense), net	(7,238)	516,567
Loss before provision for income taxes	(779,399)	(80,963)
Provision for income taxes	129	323
Net loss	(779,528)	(81,286)
Net loss attributable to common stockholders, basic	(779,528)	(81,286)
Change in fair value of dilutive warrants	—	(523,330)
Net loss attributable to common stockholders, diluted	$(779,528)	$(604,616)

Weighted average shares outstanding attributable to common stockholders
Basic	1,831,725,009	1,654,322,379
Diluted	1,831,725,009	1,681,545,859

Net loss per share attributable to common stockholders
Basic	$(0.43)	$(0.05)
Diluted	$(0.43)	$(0.36)

Other comprehensive income
Net unrealized gains on investments, net of tax	$4,035	$—
Comprehensive loss attributable to common stockholders	$(775,493)	$(81,286)

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
Unaudited
(in thousands)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities
Net loss	$(779,528)	$(81,286)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	49,838	38,242
Amortization of insurance premium	10,263	7,499
Non-cash operating lease cost	5,830	4,104
Stock-based compensation	53,819	174,551
Inventory and firm purchase commitments write-downs	227,048	96,366
Change in fair value of common stock warrant liability	40,802	(523,330)
Other non-cash items	(19,050)	1,255
Changes in operating assets and liabilities:
Accounts receivable	17,009	2,281
Inventory	(354,154)	(303,022)
Prepaid expenses	(9,082)	20,523
Other current assets	22,193	(49,625)
Other noncurrent assets	(27,337)	(11,175)
Accounts payable	(66,174)	5,713
Accrued compensation	21,545	(3,607)
Operating lease liability	(5,837)	(3,099)
Other current liabilities	7,211	128,060
Other long-term liabilities	4,340	1,901
Net cash used in operating activities	(801,264)	(494,649)
Cash flows from investing activities:
Purchases of property, plant and equipment	(241,770)	(185,082)
Purchases of investments	(842,538)	—
Proceeds from maturities of investments	1,041,151	—
Proceeds from sale of investments	13,244	—
Proceeds from insurance claims	1,197	—
Net cash used in investing activities	(28,716)	(185,082)
Cash flows from financing activities:
Payment for short-term insurance financing note	—	(12,949)
Payment for finance lease liabilities	(1,427)	(1,201)
Proceeds from exercise of stock options	2,181	9,114
Tax withholding payments for net settlement of employee awards	(6,499)	(182,265)
Net cash used in financing activities	(5,745)	(187,301)
Net decrease in cash, cash equivalents, and restricted cash	(835,725)	(867,032)
Beginning cash, cash equivalents, and restricted cash	1,737,320	6,298,020
Ending cash, cash equivalents, and restricted cash	$901,595	$5,430,988

LUCID GROUP, INC.
Reconciliation of GAAP to Non-GAAP Financials Measures
Unaudited
(in thousands)

Adjusted EBITDA

	Three Months Ended March 31,
	2023	2022
Net loss (GAAP)	$(779,528)	$(81,286)
Interest expense	7,108	7,719
Interest income	(40,005)	—
Provision for income taxes	129	323
Depreciation and amortization	49,838	38,242
Change in fair value of common stock warrant liability	40,802	(523,330)
Stock-based compensation	55,262	174,551
Restructuring charges	22,496	—
Adjusted EBITDA (non-GAAP)	$(643,898)	$(383,781)
Free Cash Flow

	Three Months Ended March 31,
	2023	2022
Net cash used in operating activities (GAAP)	$(801,264)	$(494,649)
Capital expenditures	(241,770)	(185,082)
Free cash flow (non-GAAP)	$(1,043,034)	$(679,731)